A Compelling Partnership November 30, 2022

Forward-Looking Statements The information included herein may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements about Byline’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives or assumptions of future events or performance are not historical facts and may be forward-looking. These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of Byline and Inland Bancorp, Inc. (“Bancorp”). These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in them, and are not guarantees of timing, future results or other events or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions or results, based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations, readers are cautioned not to place undue reliance on such statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with Byline’s and Inland Bancorp’s respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which Byline and Inland Bancorp operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Important Additional Information and Where to Find It This communication is being made in respect of the proposed merger transaction involving Byline and Inland Bancorp. Byline intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Inland Bancorp and a prospectus of Byline, and Byline will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to Inland Bancorp stockholders seeking the required stockholder approval of the proposed transaction. Before making any voting or investment decision, investors and security holders of Inland Bancorp are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Byline with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Byline may be obtained free of charge at its website at http://www.bylinebancorp.com/Docs. Alternatively, these documents, when available, can be obtained free of charge from Byline upon written request to Byline Bancorp, Inc., Attn: Investor Relations, 180 North LaSalle Street, 3rd Floor, Chicago, Illinois 60601, or by calling (773) 244-7000. Information regarding the interests of certain of Inland Bancorp’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement on Form S-4 regarding the proposed transaction when it becomes available. Participants in the Solicitation Byline, Inland Bancorp, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Inland Bancorp’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Byline may be found in Byline’s Annual Report on Form 10-K for the year ended December 31, 2021, a copy of which can be obtained free of charge from Byline or from the SEC’s website as indicated above. In addition, information about the directors and executive officers of Byline and Inland Bancorp and other persons who may be deemed participants in the transaction will be included in the proxy statement/prospectus and other relevant materials when filed with the SEC.

Byline Bancorp, Inc.

# Overview of the Transaction

## 1 Strategically Compelling:

- **Adds $1.0 billion in stable, low cost deposits**
  - 90% core deposits[1] and 0.38% cost of deposits
  - Pro forma, we would achieve a top 15 deposit market share in both the state of Illinois and the Chicago MSA
- **Expands Chicago franchise in the attractive West and Northwest suburban markets**
  - Footprint lies in the demographically desirable collar suburbs of Chicago
  - Complementary branch footprint with average deposits per branch ~$103 million

## 2 Financially Attractive[2]:

- **Strong pro forma financial metrics**
  - Attractive earnings accretion of approximately 10.7% in 2024 (first full year pro forma)
  - Manageable TBV dilution at closing, inclusive of all transaction expenses, with an earnback of 2.7 years using the crossover method
  - Internal rate of return (~26%) exceeds company cost of capital hurdles
  - Maintain strong capital levels at close

## 3 Attractive Risk Profile:

- **Completed detailed due diligence and credit review process**
  - Emphasis on review of credit, cost structure and transaction charges
- **Minimal execution risk**
  - In market transaction by a disciplined and proven acquirer with three whole-bank acquisitions completed since 2016
  - Inland Bancorp has an experienced management team that will assist in post-merger operations and integration

(1) Defined as total deposits less time deposits with balances greater than $100,000
(2) All pro forma financial metrics exclude Inland Bancorp's residential mortgage banking operations (Inland Home Mortgage), which will cease operations prior to closing

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Byline Bancorp, Inc.

# Overview of Inland Bancorp, Inc.

## Company Overview

- Privately held and headquartered in Oak Brook, IL, Inland Bancorp, Inc. has provided banking and financial services in the Chicago area since 1977 through its wholly-owned subsidiary Inland Bank and Trust
- Well positioned with 10 full-service branch locations located in the attractive northwestern and western suburbs of Chicago
- Total deposits of $1.0 billion with core deposits representing approximately 90% of deposits
- 0.38% total cost of deposits in 3Q22
- Experienced CRE team focused on relationships with real estate sponsors and high net worth individuals
- Three niche C&I lending segments: condo associations, franchises, and financial advisors (RIAs)
- Inland Home Mortgage, a division of Inland Bank and Trust offering mortgage loan products, will cease operations prior to the closing of the transaction

## Footprint Highlights


Round Lake Beach
McHenry
Waukegan
North Chicago
Mundelein
Crystal Lake
Wheeling
Carpentersville
Palatine
Elgin
Arlington Heights
Evanston
Schaumburg
Niles
Bloomingdale
Downers Grove
Cicero
Naperville
Aurora
Bolingbrook

Inland Bancorp's markets provide attractive demographics and business dynamics aligned with operating model

Operating markets median household income of ~$90K, compared to ~$83K in the Chicago MSA and ~$76K in Illinois

Efficient branch network with $103.1M average deposits per branch

## Bank-Level Financial Highlights

| Balance Sheet ($M) | | Capital | |
|---|---|---|---|
| Assets | $1,233 | TCE / TA | 13.3% |
| Loans | $854 | Leverage Ratio | 14.4% |
| Deposits | $1,038 | Loans / Deposits | 82.2% |
| **Profitability (MRQ)** | | **Asset Quality** | |
| NIM | 3.73% | NPAs / Assets | 1.63% |
| ROAE | 8.33% | LLR / Loans | 1.13% |
| ROAA | 1.12% | LLR / NPLs | 48.0% |
| Efficiency Ratio | 65.3% | NCOs / Avg. Loans | 0.17% |

Source: S&P Global Market Intelligence, 2022 FDIC Summary of Deposits
Note: Financial data based on bank-level regulatory data as of 9/30/2022

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Deposit Market Share – Chicago MSA Strategic partnership with Inland Bancorp strengthens Byline’s market position in Chicago Enhancing our Chicagoland Presence Source: S&P Global Market Intelligence and 2022 FDIC Summary of Deposits Note: Deposit data as of 6/30/2022 Note: Local defined as banks headquartered in Illinois with less than $10bn in assets Excludes Byline Bank branch located in Brookfield, WI Byline Bancorp Inland Bancorp Chicago is a best-in-class, robust banking market Pro Forma Branch Franchise

Pro Forma Cost of Non-Time Deposit Trends Transaction adds $1.0 billion of core deposits with 25% in demand deposit accounts Strong deposit composition: 90% core deposits CD’s <20% No brokered deposits Attractive cost of deposits: 38 bps as of MRQ $103.1 million deposits per branch Observations Combination of Two High Quality Deposit Bases Source: S&P Global Market Intelligence and 2022 FDIC Summary of Deposits Note: Deposit data per regulatory filings as of 9/30/2022 (1) Represents annualized (recalculated as an annual rate) interest expense on deposits for the quarter divided by average total deposits for the quarter Cost of Deposits: 0.43%(1) Cost of Deposits: 0.38%(1) Cost of Deposits: 0.42%(1) Inland Bank and Trust BY Total: $5,612mm 88% Non-time Total: $1,038mm 82% Non-time Total: $6,651mm 87% Non-time Cost of non-time deposits has been consistent with that of Byline despite the dramatic rise in the fed funds rate

Byline Bancorp, Inc.

# Complementary Loan Portfolio

## Observations

- Commercial real estate focused loan portfolio consisting primarily of long standing relationships with developers and property managers in multi-family, industrial and retail
- Growing niche lending segments (Homeowners Associations, franchise lending and RIA lending) contributing to growth in C&I lending
- Granular loan portfolio with 51% variable and 49% fixed rate
- CRE concentration levels below regulatory guidance with Inland Bancorp at ~244% and pro forma at ~185%

## BY

*Total: $5,309mm*
65% Commercial



Consumer & Other 3.7%
1-4 Family 2.8%
HELOCs 1.0%
Multifamily & Farm 5.3%
C & D 8.6%
Non-Owner Occ. CRE 13.0%
C & I 33.9%
Leases 9.3%
Owner Occ. CRE 21.9%

Yield on Loans & Leases: 5.54%[2]

## Inland Bank and Trust

*Total: $864mm*
21% Commercial



Consumer & Other 8.0%
C & D 11.9%
1-4 Family 17.1%
HELOCs 1.0%
Multifamily & Farm 11.7%
C & I 10.9%
Non-Owner Occ. CRE 29.1%
Owner Occ. CRE 9.8%

Yield on Loans & Leases: 4.67%[2]

## Pro Forma

*Total: $6,174mm*
59% Commercial



Consumer & Other 4.3%
1-4 Family 4.8%
HELOCs 1.1%
Multifamily & Farm 6.2%
C & D 9.0%
Non-Owner Occ. CRE 15.7%
C & I 30.6%
Leases 8.0%
Owner Occ. CRE 20.2%

Yield on Loans & Leases: 5.42%[2]

Source: S&P Global Market Intelligence
Note: Loan data per regulatory filings as of 9/30/2022
(1) Represents annualized (recalculated as an annual rate) interest income from loans and leases for the quarter divided by average total loans and leases for the quarter

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Consideration: Based on BY’s stock price of $22.21 as of 11/29/2022 Based on BY’s stock price of $22.21 as of 11/29/2022; calculation of aggregate transaction value includes options being converted to cash Calculated on a fully-diluted basis for BY and Inland Bancorp, Inc. Price / TBV: 1.25x (1.16x excluding AOCI) Price / 3Q22 Annualized Earnings + After Tax Cost Savings: 7.8x Core Deposit Premium: 3.6% Pay-to-Trade Ratio: 88% Byline Bancorp, Inc. (BY) will acquire 100% of Inland Bancorp, Inc. outstanding common stock Byline to issue approximately 6.4 million shares of common stock and $22.9 million in cash to Inland Bancorp, Inc. stockholders 86% stock / 14% cash (1) $165.4 million aggregate transaction value (2) Overview of Transaction and Consideration Terms Implied Metrics: Pro Forma Ownership: Board of Directors: Timing and Approval: Byline Bancorp, Inc.: 85% / Inland Bancorp, Inc.: 15% (3) One mutually agreed upon director to be appointed to Byline Bancorp’s Board of Directors Subject to Inland Bancorp, Inc. stockholder approval Customary regulatory approvals Anticipated closing in 2Q23

Net rate mark of 4.1%, expressed as a percentage of loans held for investment Loan interest rate mark of $19.5 million (2.3% of loans) accreted over 5.0 years using sum-of-years digits method Securities mark of $21.6 million (including both HTM and AOCI) (2) Trust preferred mark of $6.3 million (15.0% of trust preferred balance) amortized over 13.4 years (remaining term as of closing date) Cost savings expressed as a percentage of Inland Bancorp’s last twelve months’ total non interest expense base, including Inland Home Mortgage which will cease operations prior to closing of the transaction HTM securities mark accreted over 9.5 years (weighted average life of HTM securities portfolio) and AOCI mark accreted through earnings over 4.5 years Gross credit mark of $16.5 million or 1.91% of loans Non-PCD loan mark of $5.9 million accreted into earnings over 5.0 years using the sum-of-years digits method PCD loan credit mark of $10.6 million recorded as ACL Establishment of a new reserve equal to $5.9 million on day 1 in accordance with CECL Expected to be approximately 30% of Inland Bancorp’s non interest expense (1) Approximately 75% phase-in of cost savings in year 1; 100% phase-in of cost savings thereafter Key Transaction Assumptions Synergies: Loans Credit Marks: Merger Costs: Expected to be approximately $18.6 million pre-tax Interest Rate Marks: Other Assumptions: Core deposit intangible of approximately 1.98% of non-time deposits amortized over 10 years using sum-of-years digits Inland Home Mortgage to cease operations prior to the closing of the transaction Due Diligence: Conducted detailed financial, legal, regulatory and operational due diligence

3.9%(2) 2024 EPS Accretion 2.3%(2) 2023 EPS Accretion 24% Internal Rate of Return 2.7 years TBV Earnback (Crossover) (3.9%) TBVPS Dilution at close 10.7%(2) 2024 EPS Accretion 8.1%(2) 2023 EPS Accretion 26% Internal Rate of Return Financially attractive transaction with compelling pro forma financial impact Estimated Pro Forma Financial Impact Key Financial Results Pro Forma Regulatory Capital Ratios 8.3% TCE/TA 10.4% Tier 1 Leverage Ratio 10.1% Common Equity Tier 1 Ratio 11.1% Tier 1 Capital Ratio 13.2% Total Risk Based Capital Ratio Assumes removal of all purchase accounting rate marks (Loans, Securities, AOCI, Deposits, TruPS and Leases) Assumes cost savings are phased-in 75% in year 1 and 100% thereafter Strong pro forma capital levels at close Key Financial Results Excluding AOCI and Rate Marks(1) Accretive to TBVPS at close Accretive TBV Earnback (Crossover) Financially attractive, strategic merger Excluding AOCI and rate marks, accretive to TBVPS